UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K


                              CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported) - February 12, 2004



                      THE MAY DEPARTMENT STORES COMPANY
           (Exact name of Registrant as specified in its charter)

           Delaware                   I-79               43-1104396
       (State or other           (Commission          (IRS Employer
       jurisdiction of           File Number)       Identification No.)
        incorporation)



       611 Olive Street, St. Louis, Missouri                 63101
     (Address of principal executive offices)             (Zip code)



              Registrant's telephone number, including area code:
                               (314) 342-6300
















Item 7.   Financial Statements and Exhibits.

(c)     Exhibits.  The following document is furnished as an Exhibit.



        Exhibit No.    Exhibit

              99.1     Press Release, dated February 12, 2004






Item 12.   Results of Operations and Financial Condition.

On February 12, 2004, the registrant issued a press release announcing its financial results for the 13 and 52 weeks ending January 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.














                                  SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE MAY DEPARTMENT STORES COMPANY



Dated: February 12, 2004        By:    /s/ Richard A. Brickson
                                Richard A. Brickson
                                Secretary and Senior Counsel